UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 24, 2014

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On November 24, 2014, Seagate Technology plc (the “Company”) issued a press release related to its proposed offering of $300 million of Senior Notes (the “Notes”) to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended and the call for redemption of all of the outstanding 6.800% Senior Notes due 2016 (the “2016 Notes”) of Seagate HDD Cayman, an indirect wholly-owned subsidiary of the Company. The Notes are expected to be issued by Seagate HDD Cayman and guaranteed by the Company. The redemption of the 2016 Notes will be accomplished in accordance with the terms of the Indenture dated as of September 20, 2006 (the “Indenture”), among Seagate HDD Cayman, as issuer, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), relating to the 2016 Notes.  The Company anticipates that the 2016 Notes will be redeemed on December 24, 2014 (the “Redemption Date”) at a “make-whole” redemption price, including accrued and unpaid interest, of approximately $362 million, to be calculated in accordance with the Indenture. The 2016 Notes will be called for redemption when Seagate HDD Cayman delivers a redemption notice to the Trustee, which redemption notice will be sent to holders of the 2016 Notes in accordance with the requirements of the Indenture. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1

Press release, dated November 24, 2014, of Seagate Technology plc entitled “Seagate Technology Announces Offering of $300 Million of Senior Unsecured Notes and Call for Redemption of the Outstanding 6.800% Senior Notes due 2016.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the terms and conditions of, and completion of, the offering of the Notes and the tender offers described above. These statements identify prospective information and may include words such as “expects,”“intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this. These forward-looking statements are based on information available to the Company as of the date of this Current Report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this Current Report is contained in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2014 and the Company’s Annual Report on Form 10-K filed with the SEC on August 7, 2014, the “Risk Factors” section of which is incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ PATRICK J. O’MALLEY, III
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: November 24, 2014

Exhibit Index

Exhibit No.	Description

99.1

Press release, dated November 24, 2014, of Seagate Technology plc entitled “Seagate Technology Announces Offering of $300 Million of Senior Unsecured Notes and Call for Redemption of the Outstanding 6.800% Senior Notes due 2016.”